Exhibit 4.1

AMAZON.COM, INC.

officers’ certificate establishing the terms of notes

July 9, 2026

We, Antonio Masone and Susan K. Jong, the Vice President and Treasurer and the Vice President & Associate General Counsel and Secretary, respectively, of Amazon.com, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), do hereby certify in the name of and on behalf of the Company as follows:

1.             The Underwriting Agreement, dated July 7, 2026, among the Company and Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as managers of the several underwriters named in Schedule II therein, in the form executed by Antonio Masone and the transactions contemplated thereby are hereby approved and ratified in all respects.

2.             The Prospectus of the Company dated February 6, 2026, as supplemented by the Preliminary Prospectus Supplement dated July 7, 2026, the Free Writing Prospectus dated July 7, 2026, and the Final Prospectus Supplement dated July 7, 2026, and the offering of securities contemplated thereby, is hereby approved and ratified in all respects.

3.             With reference to the Indenture entered into pursuant to the Trust Indenture Act of 1939, as amended, between the Company and Wells Fargo Bank, National Association, as indenture trustee (the “Prior Trustee”), dated as of November 29, 2012 (the “Base Indenture”), as amended and supplemented by Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), this Officers’ Certificate hereby establishes the terms of each series of Notes (as defined herein) pursuant to Section 2.2 of the Indenture (this “Officers’ Certificate”). The undersigned have read the provisions of the Indenture relating to the establishment of the series of securities to be authenticated and delivered thereunder, including Sections 2.1, 2.2, 2.3, 10.3, and 10.4 of the Base Indenture and the definitions related thereto, as well as such other documents as they have deemed necessary or appropriate, and otherwise made such examination or investigation as is necessary, to enable them to express an informed opinion as to whether or not such covenant or condition has been complied with. Capitalized terms used but not defined in this Officers’ Certificate are used as defined in the Indenture.

4.             The review of such provisions was undertaken in order to permit the undersigned to certify whether all conditions precedent (including any covenants, compliance with which constitute conditions precedent) provided for in the Indenture, for the establishment of the Notes as eight separate series of securities, the form and terms of which are set forth below, and the authentication and delivery thereof have been complied with.

5.             Accordingly, in the opinion of the undersigned, all conditions precedent under the Indenture to the execution, authentication, and the delivery of the Securities have been complied with.

6.             There is hereby established the following series of securities of the Company for issuance under the Indenture as follows:

(a)	The titles of such series of Securities shall be the “Floating Rate Notes due 2029” (the “Floating Rate Notes”), the “4.600% Notes due 2029” (the “2029 Notes”), the “4.800% Notes due 2031” (the “2031 Notes”), the “5.100% Notes due 2033” (the “2033 Notes”), the “5.300% Notes due 2036” (the “2036 Notes”), the “6.000% Notes due 2046” (the “2046 Notes”), the “6.100% Notes due 2056” (the “2056 Notes”), and the “6.250% Notes due 2066” (the “2066 Notes” and, together with the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes, and the 2056 Notes, the “Fixed Rate Notes”). The Floating Rate Notes and Fixed Rate Notes are collectively referred to as the “Notes.”

(b)	The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture shall be $750,000,000 aggregate principal amount of the Floating Rate Notes, $3,500,000,000 aggregate principal amount of the 2029 Notes, $4,250,000,000 aggregate principal amount of the 2031 Notes, $3,000,000,000 aggregate principal amount of the 2033 Notes, $4,500,000,000 aggregate principal amount of the 2036 Notes, $2,750,000,000 aggregate principal amount of the 2046 Notes, $4,000,000,000 aggregate principal amount of the 2056 Notes, and $2,250,000,000 aggregate principal amount of the 2066 Notes (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6, and 9.6 of the Base Indenture).

(c)	Unless an earlier redemption has occurred, the principal amount of the outstanding Floating Rate Notes shall be payable on July 9, 2029 (the “Floating Rate Notes Stated Maturity”), 2029 Notes shall be payable on July 9, 2029 (the “2029 Stated Maturity”), 2031 Notes shall be payable on July 9, 2031 (the “2031 Stated Maturity”), 2033 Notes shall be payable on July 9, 2033 (the “2033 Stated Maturity”), 2036 Notes shall be payable on July 9, 2036 (the “2036 Stated Maturity”), 2046 Notes shall be payable on July 9, 2046 (the “2046 Stated Maturity”), 2056 Notes shall be payable on July 9, 2056 (the “2056 Stated Maturity”), and 2066 Notes shall be payable on July 9, 2066 (the “2066 Stated Maturity” and, together with the Floating Rate Notes Stated Maturity, the 2029 Stated Maturity, the 2031 Stated Maturity, the 2033 Stated Maturity, the 2036 Stated Maturity, the 2046 Stated Maturity, and the 2056 Stated Maturity, the “Stated Maturities”).

(d)	The Floating Rate Notes shall bear interest at a floating rate equal to Compounded SOFR (as defined in the form of Floating Rate Note attached hereto as Exhibit A), reset quarterly, plus 0.58% per annum. The 2029 Notes shall bear interest at the rate of 4.600% per annum, the 2031 Notes shall bear interest at the rate of 4.800% per annum, the 2033 Notes shall

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bear interest at the rate of 5.100% per annum, the 2036 Notes shall bear interest at the rate of 5.300% per annum, the 2046 Notes shall bear interest at the rate of 6.000% per annum, the 2056 Notes shall bear interest at the rate of 6.100% per annum, and the 2066 Notes shall bear interest at the rate of 6.250% per annum.

Interest on the Notes issued on the date hereof shall accrue from July 9, 2026. Interest on the Floating Rate Notes shall be payable quarterly in arrears each January 9, April 9, July 9, and October 9 (each, a “Floating Rate Notes Interest Payment Date”), beginning on October 9, 2026 to the holders of record as of the close of business on each December 25, March 25, June 24, and September 24, as the case may be, next preceding the relevant Floating Rate Notes Interest Payment Date, except that the Company will pay interest at the applicable Floating Rate Notes Stated Maturity to the person or persons to whom principal is payable. The amount of interest accrued and payable on the Floating Rate Notes for each Floating Rate Notes Interest Payment Date shall be equal to the product of (i) the outstanding principal amount of the Floating Rate Notes multiplied by (ii) the product of (a) the interest rate for the relevant Floating Rate Interest Period (as defined in the form of Floating Rate Note attached hereto as Exhibit A) multiplied by (b) the quotient of the actual number of calendar days in such Floating Rate Interest Period divided by 360. In no event shall the interest on the Floating Rate Notes be less than zero.

If any Floating Rate Notes Interest Payment Date (other than the Floating Rate Notes Stated Maturity) falls on a day that is not a Business Day, the applicable Floating Rate Notes Interest Payment Date (other than the Floating Rate Notes Stated Maturity) shall be the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the applicable Floating Rate Notes Interest Payment Date (other than the Floating Rate Notes Stated Maturity) shall be the immediately preceding Business Day. If the Floating Rate Notes Stated Maturity or earlier date of redemption of the Floating Rate Notes is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date the payment was due and no additional interest will accrue on the amount so payable for the period from and after such Stated Maturity or such date of redemption, as the case may be.

Interest on the Fixed Rate Notes shall be payable semi-annually in arrears each January 9 and July 9 (together with the Floating Rate Notes Interest Payment Date, each, an “Interest Payment Date”), beginning on January 9, 2027 to the holders of record as of the close of business on each December 25 and June 24, as the case may be, next preceding the relevant Interest Payment Date of such series of Notes, except that the Company will pay interest at the applicable Stated Maturity of the Fixed Rate Notes to the person or persons to whom principal is payable. Interest on the Notes will be paid on the basis of a 360-day year comprised of twelve 30-day months.

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If any date on which interest is payable on the Fixed Rate Notes (other than the applicable Stated Maturity or any earlier date of redemption) is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled payment date. If any Stated Maturity or earlier date of redemption of the on the Fixed Rate Notes is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date the payment was due and no additional interest will accrue on the amount so payable for the period from and after such Stated Maturity or such date of redemption, as the case may be.

(e)	The place or places where the principal of and interest on the Notes shall be payable, where they may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company may be served in respect of the Notes and the Indenture shall be the Corporate Trust Office of the Trustee, or at any other place as the Company may designate.

(f)	Each series of the Fixed Rate Notes may be redeemed in whole at any time or in part from time to time prior to the applicable Par Call Date as defined herein at the Company’s option (the date of such redemption, the “Make-Whole Redemption Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming such Fixed Rate Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 10.0 basis points in the case of the 2029 Notes, plus 10.0 basis points in the case of the 2031 Notes, plus 15.0 basis points in the case of the 2033 Notes, plus 15.0 basis points in the case of the 2036 Notes, plus 15.0 basis points in the case of the 2046 Notes, plus 20.0 basis points in the case of the 2056 Notes, and plus 20.0 basis points in the case of the 2066 Notes, less (B) interest accrued and unpaid thereon to, but not including, the applicable Make-Whole Redemption Date, and (ii) 100% of the principal amount of the Fixed Rate Notes of the applicable series to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the applicable Make-Whole Redemption Date.

On or after the applicable Par Call Date, the Company may redeem each series of the Fixed Rate Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Company shall be responsible for calculating the applicable redemption price.

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Notwithstanding the foregoing, installments of interest on Fixed Rate Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant record date according to the Fixed Rate Notes and the Indenture.

If money sufficient to pay the redemption price of and accrued interest on the series of Fixed Rate Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date and certain other conditions are satisfied, interest will cease to accrue on such Fixed Rate Notes (or such portion thereof) called for redemption and such Fixed Rate Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Company will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

If fewer than all of the Fixed Rate Notes of a series are to be redeemed, the Trustee will select the Fixed Rate Notes of such series to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Fixed Rate Notes are held in the form of Global Securities, the redemption of the Fixed Rate Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Fixed Rate Notes of $2,000 principal amount or less will not be redeemed in part. If any Fixed Rate Note is to be redeemed in part only, the notice of redemption that relates to such Fixed Rate Note will state the portion of the principal amount of the Fixed Rate Notes to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Fixed Rate Note will be issued in the name of the holder of the Fixed Rate Note upon surrender for cancellation of the original Fixed Rate Note.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Fixed Rate Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price, calculated as set forth in this Officers’ Certificate, shall be set forth in an Officers’ Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Fixed Rate Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

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Notice of any redemption of the Fixed Rate Notes of a series in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Fixed Rate Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

“Par Call Date” means, in the case of the 2029 Notes, June 9, 2029 (the date that is one month prior to the 2029 Stated Maturity), in the case of the 2031 Notes, June 9, 2031 (the date that is one month prior to the 2031 Stated Maturity), in the case of the 2033 Notes, May 9, 2033 (the date that is two months prior to the 2033 Stated Maturity), in the case of the 2036 Notes, April 9, 2036 (the date that is three months prior to the 2036 Stated Maturity), in the case of the 2046 Notes, January 9, 2046 (the date that is six months prior to the 2046 Stated Maturity), in the case of the 2056 Notes, January 9, 2056 (the date that is six months prior to the 2056 Stated Maturity), and, in the case of the 2066 Notes, January 9, 2066 (the date that is six months prior to the 2066 Stated Maturity).

“Treasury Rate” means, with respect to any Make-Whole Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Make-Whole Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the applicable Make-Whole Redemption Date to the applicable Par Call Date (the “Remaining

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Life”); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Make-Whole Redemption Date.

If on the third Business Day preceding the applicable Make-Whole Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Make-Whole Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(g)	The Floating Rate Notes shall not be redeemable prior to the Floating Rate Notes Stated Maturity.

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(h)	The Notes shall be issuable in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

(i)	There is no sinking fund for the Notes.

(j)	The Notes shall be issued in the form of one or more Global Securities.

(k)	The Depositary shall be The Depository Trust Company.

(l)	The amount of payments of principal or interest shall not be determined with reference to an index, formula, or other similar method.

(m)	The provisions of Section 8.1 of the Base Indenture shall apply to the Notes.

(n)	The Notes shall be Unrestricted Securities and shall be registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended.

(o)	The principal of and interest on the Notes shall be payable only in Dollars.

(p)	The Notes shall not be convertible into common stock of the Company.

(q)	The terms of the Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes, the 2056 Notes, and the 2066 Notes shall include such other terms as set forth in the form of Floating Rate Note, form of 2029 Note, form of 2031 Note, form of 2033 Note, form of 2036 Note, form of 2046 Note, form of 2056 Note, and form of 2066 Note, respectively, attached hereto as Exhibits A, B, C, D, E, F, G, and H.

7.             This Officers’ Certificate and any other documents delivered in connection with this transaction shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law; (ii) an original manual signature; or (iii) a scanned manual signature. Each electronic signature or scanned manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon and shall have no liability with respect to a scanned or other electronic signature of any party and shall have no duty to investigate, confirm, or otherwise verify the validity or authenticity thereof. This Officers’ Certificate may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the date first written above.

AMAZON.COM, INC.

By:	/s/ Antonio Masone
	Name:	Antonio Masone
	Title:	Vice President and Treasurer

By:	/s/ Susan K. Jong
	Name:	Susan K. Jong
	Title:	Vice President & Associate General Counsel and Secretary

[Signature Page to the Officers’ Certificate (Indenture)]

Exhibit A

Form of Floating Rate Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
Floating Rate Notes due 2029

No.	CUSIP No. 023135EA0
ISIN No. US023135EA04
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2029 (the “Stated Maturity”).

Interest Payment Dates: January 9, April 9, July 9, and October 9 (each, an “Interest Payment Date”), commencing on October 9, 2026.

Interest Record Dates: December 25, March 25, June 24, and September 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
Floating Rate Notes due 2029

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at a floating rate equal to Compounded SOFR, reset quarterly, plus 0.58% per annum, computed on the basis of a 360-day year for the actual number of days elapsed during the period. Cash interest on the Notes will accrue from and including the most recent Interest Payment Date; or, if no interest has been paid, from July 9, 2026. The Issuer will pay interest on the Notes quarterly in arrears on each Interest Payment Date, beginning on October 9, 2026, subject to adjustment as provided below if any such date is not a Business Day, and at the Stated Maturity, to the record holders at the close of business on the preceding Regular Record Date of the applicable Interest Payment Date (whether or not a Business Day).

The interest rate for any Floating Rate Interest Period (as defined herein) shall be Compounded SOFR as determined on the applicable Floating Rate Interest Determination Date (as defined herein), plus 0.58% per annum. On each Floating Rate Interest Determination Date relating to the applicable Interest Payment Date, the calculation agent for the Notes (the “Calculation Agent”) will calculate the amount of accrued interest payable on the Notes by multiplying (i) the outstanding principal amount of the Notes by (ii) the product of (a) the interest rate for the relevant Floating Rate Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Floating Rate Interest Period divided by 360. In no event shall the interest on the Notes be less than zero.

If any Interest Payment Date (other than the Stated Maturity) falls on a day that is not a Business Day, the applicable Interest Payment Date (other than the Stated Maturity) shall be the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the applicable Interest Payment Date (other than the Stated Maturity) shall be the immediately preceding Business Day. If any such Interest Payment Date (other than the Stated Maturity) is postponed or brought forward as described above, the interest amount shall be adjusted accordingly to the number of days in the applicable period and the Holder shall be entitled to more or less interest, respectively. If the Stated Maturity falls on a day that is not a Business Day, the payment of principal, premium, if any, or interest, shall be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day.

The Issuer shall pay interest on overdue principal, premium, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

“Compounded SOFR” with respect to any Floating Rate Interest Period shall be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days (as defined herein) preceding the first date of the relevant Floating Rate Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the applicable Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Stated Maturity); and

“dc” is the number of calendar days in the relevant Observation Period (as defined herein).

For purposes of determining Compounded SOFR,

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if the Issuer or its designee (which may be the Calculation Agent only if the Calculation Agent consents to such appointment, a successor calculation agent, an independent financial advisor, or any other designee of the Issuer) determines on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR or SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Issuer or its designee as of the Benchmark Replacement Date:

(i)	the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(ii)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(iii)	the sum of: (a) the alternate rate of interest that has been selected by the Issuer or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Issuer or its designee as of the Benchmark Replacement Date:

(i)	the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(ii)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(iii)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative, or operational changes (including changes to the definition of Floating Rate Interest Period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other technical, administrative, or operational matters) that the Issuer or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Issuer or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(i)	in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(ii)	in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date shall be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(i)	a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or shall cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that shall continue to provide the Benchmark (or such component);

(ii)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component), or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or shall cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that shall continue to provide the Benchmark (or such component); or

(iii)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Floating Rate Interest Determination Date” means the date two U.S. Government Securities Business Days preceding each Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Stated Maturity).

“Floating Rate Interest Period” means (i) the period from and including any Interest Payment Date (or, with respect to the initial Interest Payment Date only, from and including July 9, 2026) to, but not including, the next succeeding Interest Payment Date or (ii) in the case of the last such period, from and including the Interest Payment Date immediately preceding the Stated Maturity to, but not including, such Stated Maturity.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from and including the date two U.S. Government Securities Business Days preceding the first date in such Floating Rate Interest Period to, but not including, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Stated Maturity).

“Reference Time” with respect to any determination of the Benchmark means (i) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time (as defined herein) and (ii) if the Benchmark is not Compounded SOFR, the time determined by the Issuer or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(i)	the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(ii)	if a SOFR Index value does not so appear as specified in clause (i) above at the SOFR Index Determination Time, then: (a) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (b) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effects of a Benchmark Transition Event” provisions set forth below.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday, or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary herein, if the Issuer or its designee (which may be the Calculation Agent only if the Calculation Agent consents to such appointment, a successor calculation agent, an independent financial advisor, or any other designee of the Issuer) determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below under “Effects of a Benchmark Transition” shall thereafter apply to all determinations of the rate of interest payable on the Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Floating Rate Interest Period shall be an annual rate equal to the Benchmark Replacement plus any applicable margin.

SOFR Index Unavailable Provisions

If a SOFR IndexStart or SOFR IndexEnd is not published on the relevant Floating Rate Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the relevant Floating Rate Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information, or any successor source. For the purposes of this provision, references in the SOFR averages compounding formula and related definitions to “Calculation Period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180-calendar days” shall be removed. If SOFR does not so appear for any day “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effects of a Benchmark Transition Event

If the Issuer or its designee (which may be the Calculation Agent only if the Calculation Agent consents to such appointment, a successor calculation agent, an independent financial advisor, or any other designee of the Issuer) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement shall replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates. In connection with the implementation of a Benchmark Replacement, the Issuer (or the Issuer’s designee) shall have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision, or election that may be made by the Issuer (or its designee) pursuant to the provisions set forth in the immediately preceding paragraph, including any determination with respect to a tenor, rate, or adjustment, or of the occurrence or non-occurrence of an event, circumstance, or date and any decision to take or refrain from taking any action or any selection: (i) shall be conclusive and binding absent manifest error; (ii) if made by the Issuer, shall be made in the Issuer’s sole discretion; (iii) if made by the Issuer’s designee, shall be made after consultation with the Issuer, and such designee shall not make any such determination, decision, or election to which the Issuer objects; and (iv) notwithstanding anything to the contrary in the Indenture or this Note, shall become effective without consent from the Holders or any other party.

Neither the Trustee, nor the Calculation Agent shall be under any obligation (i) to monitor, determine, or verify the unavailability or cessation of Compounded SOFR (or any other Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine, or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine, or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, Floating Rate Interest Determination Dates, or any other relevant methodology applicable to such substitute or successor Benchmark. In connection with the foregoing, each of the Trustee, the Paying Agent, and the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Issuer or its designee without independent investigation, and none shall have any liability for actions taken at the Issuer’s direction in connection therewith.

Neither the Trustee nor the Calculation Agent shall be liable for any inability, failure, or delay on its part to perform any of its duties set forth in this Note as a result of the unavailability of Compounded SOFR or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error, or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice, or information required or contemplated by the terms of the Indenture and reasonably required for the performance of such duties. Neither the Trustee nor the Calculation Agent shall be responsible or liable for the actions or omissions of the Issuer or its designee, nor shall either the Trustee or the Calculation Agent be under any obligation to oversee or monitor the Issuer’s performance or that of the Issuer’s designee. The Issuer shall notify the Trustee and the Calculation Agent in writing of the party that has been appointed as the Issuer’s designee.

2.             Paying Agent and Calculation Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent and Calculation Agent. The Issuer may change any Paying Agent or Calculation Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the Floating Rate Notes due 2029 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

This Note will not be redeemable prior to maturity.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.             CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.             Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit B

Form of 2029 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
4.600% Notes due 2029

No.	CUSIP No.023135EB8
ISIN No. US023135EB86
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2029 (the “Stated Maturity”).

Interest Payment Dates: January 9 and July 9 (each, an “Interest Payment Date”), commencing on January 9, 2027.

Interest Record Dates: December 25 and June 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
4.600% Notes due 2029

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 9, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 9, 2027, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.             Paying Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the 4.600% Notes due 2029 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to June 9, 2029 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming the Notes matured on June 9, 2029) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 10.0 basis points, less (b) interest accrued and unpaid thereon to, but not including, the Make-Whole Redemption Date; or

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after June 9, 2029, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Notes are held in the form of Global Securities the redemption of the Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Base Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.             CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.             Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit C

Form of 2031 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
4.800% Notes due 2031

No.	CUSIP No. 023135EC6
ISIN No. US023135EC69
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2031 (the “Stated Maturity”).

Interest Payment Dates: January 9 and July 9 (each, an “Interest Payment Date”), commencing on January 9, 2027.

Interest Record Dates: December 25 and June 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
4.800% Notes due 2031

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 9, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 9, 2027, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.             Paying Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the 4.800% Notes due 2031 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to June 9, 2031 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming the Notes matured on June 9, 2031) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 10.0 basis points, less (b) interest accrued and unpaid thereon to, but not including, the Make-Whole Redemption Date; or

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after June 9, 2031, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Notes are held in the form of Global Securities the redemption of the Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Base Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit D

Form of 2033 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
5.100% Notes due 2033

No.	CUSIP No. 023135ED4
ISIN No. US023135ED43
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2033 (the “Stated Maturity”).

Interest Payment Dates: January 9 and July 9 (each, an “Interest Payment Date”), commencing on January 9, 2027.

Interest Record Dates: December 25 and June 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
5.100% Notes due 2033

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 9, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 9, 2027, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.             Paying Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the 5.100% Notes due 2033 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to May 9, 2033 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming the Notes matured on May 9, 2033) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 15.0 basis points, less (b) interest accrued and unpaid thereon to, but not including, the Make-Whole Redemption Date; or

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after May 9, 2033, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Notes are held in the form of Global Securities the redemption of the Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Base Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit E

Form of 2036 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
5.300% Notes due 2036

No.	CUSIP No. 023135EE2
ISIN No. US023135EE26
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2036 (the “Stated Maturity”).

Interest Payment Dates: January 9 and July 9 (each, an “Interest Payment Date”), commencing on January 9, 2027.

Interest Record Dates: December 25 and June 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
5.300% Notes due 2036

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 9, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 9, 2027, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.             Paying Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the 5.300% Notes due 2036 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to April 9, 2036 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming the Notes matured on April 9, 2036) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 15.0 basis points, less (b) interest accrued and unpaid thereon to, but not including, the Make-Whole Redemption Date; or

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after April 9, 2036, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Notes are held in the form of Global Securities the redemption of the Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Base Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.           CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.           Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit F

Form of 2046 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
6.000% Notes due 2046

No.	CUSIP No. 023135EF9
ISIN No. US023135EF90
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2046 (the “Stated Maturity”).

Interest Payment Dates: January 9 and July 9 (each, an “Interest Payment Date”), commencing on January 9, 2027.

Interest Record Dates: December 25 and June 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
6.000% Notes due 2046

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 9, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 9, 2027, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.             Paying Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the 6.000% Notes due 2046 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to January 9, 2046 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming the Notes matured on January 9, 2046) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 15.0 basis points, less (b) interest accrued and unpaid thereon to, but not including, the Make-Whole Redemption Date; or

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after January 9, 2046, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Notes are held in the form of Global Securities the redemption of the Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Base Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit G

Form of 2056 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
6.100% Notes due 2056

No.	CUSIP No. 023135EG7
ISIN No. US023135EG73
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2056 (the “Stated Maturity”).

Interest Payment Dates: January 9 and July 9 (each, an “Interest Payment Date”), commencing on January 9, 2027.

Interest Record Dates: December 25 and June 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
6.100% Notes due 2056

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 9, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 9, 2027, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.             Paying Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the 6.100% Notes due 2056 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to January 9, 2056 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming the Notes matured on January 9, 2056) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 20.0 basis points, less (b) interest accrued and unpaid thereon to, but not including, the Make-Whole Redemption Date; or

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after January 9, 2056, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Notes are held in the form of Global Securities the redemption of the Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Base Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit H

Form of 2066 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.
6.250% Notes due 2066

No.	CUSIP No. 023135EH5
ISIN No. US023135EH56
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                          on July 9, 2066 (the “Stated Maturity”).

Interest Payment Dates: January 9 and July 9 (each, an “Interest Payment Date”), commencing on January 9, 2027.

Interest Record Dates: December 25 and June 24 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: __________________, 2026.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.
6.250% Notes due 2066

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 9, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 9, 2027, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date. If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.             Paying Agent.

Initially, Computershare Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.             Indenture; Defined Terms.

This Note is one of the 6.250% Notes due 2066 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as successor trustee (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of July 9, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to January 9, 2066 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Make-Whole Redemption Date (assuming the Notes matured on January 9, 2066) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 20.0 basis points, less (b) interest accrued and unpaid thereon to, but not including, the Make-Whole Redemption Date; or

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after January 9, 2066, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed pro rata by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Notes are held in the form of Global Securities the redemption of the Notes shall be in accordance with the Depositary’s applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Base Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.             Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.          CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.          Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee